UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-06730

ALLIANCEBERNSTEIN LARGE-CAP GROWTH FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:   January 31, 2007





ITEM 1.   REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Large Cap
Growth Fund


Semi-Annual Report

January 31, 2007




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered


o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




March 20, 2007


Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2007.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended January 31, 2007. For comparison to the overall market, returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad U.S. stock market, are also provided.

For the six-month period ended January 31, 2007, the Fund under-performed its benchmark, the Russell 1000 Growth Index, primarily due to overall sector selection. The Fund lost the most ground relative to the benchmark in the health care sector due to both adverse stock selection and a modestly overweighted position in this underperforming sector. Similarly, in both the technology and consumer discretionary sectors, the Fund lagged the benchmark due to negative stock selection and modestly underweighted positions in these outperforming sectors. The Fund lagged the benchmark in the energy sector largely due to overweighting this worst performing sector. The Fund gained the most ground relative to the benchmark in the financial services sector mainly due to better stock selection, although significantly overweighting this outperforming sector was also beneficial.

For the 12-month period ended January 31, 2007, the Fund substantially underperformed the benchmark, primarily due to adverse stock selection, largely in the technology, health care and consumer discretionary sectors. Additionally, the Fund lagged the benchmark in the energy sector due to overweighting this worst performing sector. The Fund gained the most ground relative to the benchmark in the financial services sectors largely due to an overweighted position in this outperforming sector.

Market Review and Investment Strategy

For 2006, U.S. equity markets were up across the board. Most of the gains came after early August when the U.S.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 1


Federal Reserve ("the Fed") decided to stop raising interest rates. Value stocks significantly outperformed growth stocks for the year. The U.S. economy ended the year with less momentum than it had at the start. The U.S. Large Cap Growth Investment Team (the "Team") thinks that the economy is in the early stages of a mid-cycle slowdown. However, the Team sees no fundamental evidence to suggest that the relatively weak growth will end soon. As such, the Team expects a long slowdown in 2007, driven by softness in big-ticket consumer spending and residential investment. The Team also expects to see moderating core inflation and a modest reduction in official and market interest rates.

The Fund remains aggressively positioned because the Team continues to believe that the current opportunity for growth stocks is as attractive as it has experienced in the last 20 years. Given the mismatches between earnings growth potential and valuation that pervade today's market, the Team has a unique opportunity to capitalize on investor aversion to the highest-quality U.S. growth companies. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this above-average growth have remained near the lowest on record.


2 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                Returns
PERIODS ENDED JANUARY 31, 2007                  6 Months            12 Months
-------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund
  Class A                                         12.77%              -3.24%
  Class B                                         12.39%              -3.96%
  Class C                                         12.35%              -3.95%
  Advisor Class*                                  12.96%              -2.95%
  Class R*                                        12.76%              -3.38%
  Class K*                                        12.98%              -2.99%
  Class I*                                        13.58%              -2.39%

Russell 1000 Growth Index                         15.12%               9.95%

S&P 500 Stock Index                               13.76%              14.53%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker/dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

                                       NAV Returns        SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                    -3.24%            -7.35%
5 Years                                    1.68%             0.80%
10 Years                                   4.15%             3.70%

Class B Shares
1 Year                                    -3.96%            -7.80%
5 Years                                    0.92%             0.92%
10 Years(a)                                3.56%             3.56%

Class C Shares
1 Year                                    -3.95%            -4.91%
5 Years                                    0.96%             0.96%
10 Years                                   3.42%             3.42%

Advisor Class Shares+
1 Year                                    -2.95%            -2.95%
5 Years                                    1.99%             1.99%
10 Years                                   4.49%             4.49%

Class R Shares+
1 Year                                    -3.38%            -3.38%
Since Inception*                           7.30%             7.30%

Class K Shares+
1 Year                                    -2.99%            -2.99%
Since Inception*                           9.72%             9.72%

Class I Shares+
1 Year                                    -2.39%            -2.39%
Since Inception*                          10.18%            10.18%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+   These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker/dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)
                                                         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                      -5.11%
5 Years                                                     -0.56%
10 Years                                                     4.24%

Class B Shares
1 Year                                                      -5.59%
5 Years                                                     -0.45%
10 Years(a)                                                  4.09%

Class C Shares
1 Year                                                      -2.63%
5 Years                                                     -0.42%
10 Years                                                     3.95%

Advisor Class Shares+
1 Year                                                      -0.60%
5 Years                                                      0.61%
10 Years                                                     5.02%

Class R Shares+
1 Year                                                      -1.06%
Since Inception*                                             7.01%

Class K Shares+
1 Year                                                      -0.67%
Since Inception*                                             9.31%

Class I Shares+
1 Year                                                      -0.05%
Since Inception*                                             9.77%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+   Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker/dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                      Ending
                      Account Value                 Account Value                 Expenses Paid
                      August 1, 2006               January 31, 2007               During Period*
                 -----------------------      --------------------------      -----------------------
                  Actual    Hypothetical       Actual     Hypothetical**       Actual    Hypothetical
                 --------   ------------      ---------   --------------      --------   ------------
Class A           $1,000    $1,000            $1,127.69    $1,017.49           $ 8.21     $ 7.78
Class B           $1,000    $1,000            $1,123.94    $1,013.61           $12.31     $11.67
Class C           $1,000    $1,000            $1,123.60    $1,013.81           $12.10     $11.47
Advisor
Class             $1,000    $1,000            $1,129.62    $1,019.00           $ 6.60     $ 6.26
Class R           $1,000    $1,000            $1,127.63    $1,017.29           $ 8.42     $ 7.98
Class K           $1,000    $1,000            $1,129.75    $1,019.16           $ 6.44     $ 6.11
Class I           $1,000    $1,000            $1,135.83    $1,020.72           $ 4.79     $ 4.53


* Expenses are equal to the classes' annualized expense ratios of 1.53%, 2.30%, 2.26%,1.23%, 1.57%, 1.20% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 7


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $2,780.9


SECTOR BREAKDOWN*

[ ]   27.0%  Technology                 [PIE CHART OMITTED]
[ ]   20.2%  Finance
[ ]   16.1%  Consumer Services
[ ]   14.5%  Health Care
[ ]    5.9%  Aerospace & Defense
[ ]    5.3%  Consumer Staples
[ ]    4.3%  Energy
[ ]    3.2%  Capital Goods
[ ]    1.8%  Basic Industry
[ ]    1.0%  Consumer Manufacturing

[ ]    0.7%  Short-Term




TEN LARGEST HOLDINGS**
January 31, 2007 (unaudited)

                                                                Percent of
Company                               U.S. $ Value              Net Assets
-------------------------------------------------------------------------------
Google, Inc., Class A                $  159,180,296                  5.7%
WellPoint, Inc.                         148,569,290                  5.3
Apple, Inc.                             135,976,353                  4.9
Boeing Co.                              119,168,536                  4.3
Procter & Gamble Co.                    115,429,678                  4.2
Cisco Systems, Inc.                      92,841,644                  3.4
Franklin Resources, Inc.                 86,151,429                  3.1
Alcon, Inc.                              81,831,424                  2.9
Merrill Lynch & Co., Inc.                79,095,624                  2.8
Gilead Sciences, Inc.                    74,913,504                  2.7
-------------------------------------------------------------------------------
                                     $1,093,157,778                 39.3%


* All data are as of January 31, 2007. The Fund's sector beakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**  Long-term investments.

Please Note: The sector classification presented herein is based on the sector categorization methodology of the Adviser. This sector classification is broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-100.0%

Technology-27.2%
Communication Equipment-4.7%
Cisco Systems, Inc.(a)(b)                     3,491,600   $   92,841,644
QUALCOMM, Inc.                                  998,800       37,614,808
                                                          ---------------
                                                             130,456,452

Computer Hardware/Storage-7.7%
Apple, Inc.(b)                                1,586,100      135,976,353
Hewlett-Packard Co.(a)                        1,625,300       70,342,984
Sun Microsystems, Inc.(b)                     1,097,600        7,288,064
                                                          ---------------
                                                             213,607,401

Computer Peripherals-1.5%
Network Appliance, Inc.(a)(b)                 1,128,690       42,438,744

Computer Services-0.3%
DST Systems, Inc.(b)                            105,700        7,449,736

Internet Infrastructure-1.0%
Akamai Technologies, Inc.(b)                    489,700       27,511,346

Internet Media-5.7%
Google, Inc.-Class A(a)(b)                      317,535      159,180,296

Semiconductor Components-3.4%
Broadcom Corp.-Class A(b)                     1,869,750       59,682,420
NVIDIA Corp.(a)(b)                            1,181,000       36,197,650
                                                          ---------------
                                                              95,880,070

Software-2.9%
Adobe Systems, Inc.(b)                          419,300       16,298,191
Microsoft Corp.                               2,081,900       64,247,434
                                                              80,545,625
                                                          ---------------
                                                             757,069,670

Finance-20.3%
Banking - Money Center-4.3%
Credit Suisse Group (New York
  Exchange) (ADR)(a)                            951,150       67,607,742
JPMorgan Chase & Co.                            805,900       41,044,487
UBS AG (New York Exchange)                      165,200       10,409,252
                                                          ---------------
                                                             119,061,481

Brokerage & Money Management-11.3%
The Charles Schwab Corp.                      1,749,100       33,092,972
Franklin Resources, Inc.(a)                     723,293       86,151,429
Goldman Sachs Group, Inc.(a)                    157,250       33,362,160
Lazard Ltd.-Class A(a)                          303,360       15,398,554
Legg Mason, Inc.(a)                             532,170       55,798,024


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                  138,900   $   11,423,136
Merrill Lynch & Co., Inc.(a)                    845,400       79,095,624
                                                          ---------------
                                                             314,321,899

Financial Services-2.6%
Chicago Mercantile Exchange Holdings,
  Inc.-Class A                                   60,615       34,144,430
NYSE Group, Inc.(a)(b)                          384,800       38,472,304
                                                              72,616,734

Insurance-2.1%
American International Group, Inc.(a)           875,350       59,917,707
                                                             565,917,821

Consumer Services-16.2%
Advertising-0.2%
Lamar Advertising Co.-Class A(b)                 76,600        5,077,048

Apparel-0.4%
Nike, Inc.-Class B                              113,500       11,214,935

Broadcasting & Cable-4.2%
Comcast Corp.-Special-Class A(b)              1,499,500       65,168,270
Time Warner, Inc.                             2,353,500       51,471,045
                                                          ---------------
                                                             116,639,315

Cellular Communications-1.2%
America Movil SAB de CV Series L (ADR)          554,600       24,602,056
Nii Holdings Inc-B(b)                           120,900        8,922,420
                                                          ---------------
                                                              33,524,476

Entertainment & Leisure-0.2%
Wynn Resorts Ltd.(a)                             54,600        6,101,004

Gaming-0.5%
Melco PBL Entertainment Macau Ltd.
  (ADR)(a)(b)                                   659,161       12,748,174

Restaurants & Lodging-4.9%
Hilton Hotels Corp.(a)                          730,000       25,834,700
Las Vegas Sands Corp.(b)                        131,300       13,664,391
McDonald's Corp.                              1,272,400       56,430,940
Starwood Hotels & Resorts Worldwide, Inc.       668,300       41,822,214
                                                          ---------------
                                                             137,752,245

Retail - General Merchandise-4.6%
Kohl's Corp.(a)(b)                              916,200       64,967,742
Target Corp.(a)                               1,014,900       62,274,264
                                                             127,242,006
                                                          ---------------
                                                             450,299,203


10 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-14.6%
Biotechnology-4.8%
Genentech, Inc.(a)(b)                           680,350   $   59,442,180
Gilead Sciences, Inc.(a)(b)                   1,164,700       74,913,504
                                                          ---------------
                                                             134,355,684

Medical Products-4.4%
Abbott Laboratories                             435,500       23,081,500
Alcon, Inc.                                     694,900       81,831,424
Becton Dickinson & Co.                          130,900       10,071,446
Medtronic, Inc.                                 155,550        8,314,147
                                                          ---------------
                                                             123,298,517

Medical Services-5.4%
WellPoint, Inc.(a)(b)                         1,895,500      148,569,290
                                                          ---------------
                                                             406,223,491

Aerospace & Defense-5.9%
Aerospace-5.9%
Boeing Co.                                    1,330,600      119,168,535
Rockwell Collins, Inc.(a)                       347,397       23,695,949
Spirit Aerosystems Holdings, Inc.-Class A(b)    729,100       22,332,333
                                                          ---------------
                                                             165,196,817

Consumer Staples-5.4%
Food-1.2%
WM Wrigley Jr Co.(a)                            650,600       33,518,912

Household Products-4.2%
Procter & Gamble Co.                          1,779,400      115,429,678
                                                          ---------------
                                                             148,948,590

Energy-4.3%
Oil Service-4.3%
GlobalSantaFe Corp.                             273,100       15,842,531
Halliburton Co.(a)                            2,388,100       70,544,474
Schlumberger, Ltd.(a)                           529,100       33,592,559
                                                          ---------------
                                                             119,979,564

Capital Goods-3.2%
Engineering & Construction-0.7%
Fluor Corp.                                     239,100       19,749,660

Miscellaneous-2.5%
General Electric Co.                          1,898,500       68,440,925
                                                          ---------------
                                                              88,190,585

Basic Industry-1.9%
Chemicals-1.9%
Monsanto Co.                                    937,200       51,630,348


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 11


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-1.0%
Auto & Related-1.0%
Toyota Motor Corp. (ADR)(a)                     205,860   $   27,128,231

Total Common Stocks
  (cost $2,144,918,926)                                    2,780,584,320

SHORT-TERM INVESTMENTS-0.7%
Investment Companies-0.7%
AllianceBernstein Fixed-Income Shares,
  Inc.-Government STIF Portfolio(c)
  (cost $20,707,882)                          20,708,882      20,707,882

Total Investments Before Security Lending
Collateral-100.7%
  (cost $2,165,626,808)                                    2,801,292,202

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-16.1%
Short-Terms-16.1%
UBS Private Money Market Fund, LLC
  (cost $447,291,548)                        447,291,548     447,291,548

Total Investments-116.8%
  (cost $2,612,918,356)                                    3,248,583,750
Other assets less liabilities-(16.8)%                       (467,663,543)

Net Assets-100.0%                                         $2,780,920,207


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)  Non-income producing security.

(c)  Investment in affiliated money market mutual fund.

     Glossary:
     ADR - American Depositary Receipt

See notes to financial statements.


12 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,592,210,474--including
  investment of cash collateral for securities loaned
  of $447,291,548)                                         $ 3,227,875,868(a)
Affiliated issuers (cost $20,707,882)                           20,707,882
Receivable for capital stock sold                               24,910,384
Receivable for investment securities sold                       23,041,453
Dividends and interest receivable                                  845,789
Total assets                                                 3,297,381,376

Liabilities
Payable for collateral on securities loaned                    447,291,548
Payable for capital stock redeemed                              32,843,742
Payable for investment securities purchased                     31,327,932
Advisory fee payable                                             1,763,658
Transfer Agent fee payable                                         833,541
Distribution fee payable                                           466,556
Administrative fee payable                                          23,006
Accrued expenses                                                 1,911,186
Total liabilities                                              516,461,169
Net Assets                                                  $2,780,920,207

Composition of Net Assets
Capital stock, at par                                             $140,094
Additional paid-in capital                                  10,278,189,412
Accumulated net investment loss                                (15,793,068)
Accumulated net realized loss on
  investment transactions                                   (8,117,281,625)
Net unrealized appreciation of investments                     635,665,394
                                                           ----------------
                                                           $ 2,780,920,207


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                          Shares               Net Asset
Class               Net Assets          Outstanding              Value
-------------------------------------------------------------------------
A                 $1,170,485,649        55,923,414              $20.93*
B                   $956,086,201        51,194,432              $18.68
C                   $375,044,793        20,014,233              $18.74
Advisor             $191,518,780         8,826,987              $21.70
R                     $1,540,255            73,863              $20.85
K                     $3,004,420           142,599              $21.07
I                    $83,240,109         3,918,700              $21.24


* The maximum offering price per share for Class A shares was $21.86 which reflects a salescharge of 4.25%.

(a)  Includes securities on loan with a value of $435,946,138 (see Note E).

See notes to financial statements.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld
  of $43,780)                                   $ 10,208,360
Securities lending income                            832,998
Interest
  Unaffiliated issuers                               116,236
  Affiliated issuers                                  22,029     $ 11,179,623

Expenses
Advisory fee                                      10,487,219
Distribution fee--Class A                          1,734,371
Distribution fee--Class B                          5,392,910
Distribution fee--Class C                          1,988,656
Distribution fee--Class R                              3,896
Distribution fee--Class K                              3,877
Transfer agency--Class A                           2,567,135
Transfer agency--Class B                           2,736,898
Transfer agency--Class C                             933,186
Transfer agency--Advisor Class                       382,305
Transfer agency--Class R                               2,203
Transfer agency--Class K                               2,440
Transfer agency--Class I                              15,342
Printing                                             620,276
Custodian                                            219,516
Miscellaneous                                         52,112
Registration fees                                     44,780
Administrative                                        41,938
Legal                                                 31,186
Audit                                                 23,168
Directors' fees and expenses                          15,812
Total expenses                                    27,299,226
Less: expense offset arrangement
  (see Note B)                                      (326,535)
Net expenses                                                       26,972,691
Net investment loss                                               (15,793,068)

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
  transactions                                                    145,616,893
Net change in unrealized
  appreciation/depreciation
  of investments                                                  202,588,340
Net gain on investment transactions                               348,205,233

Net Increase in Net Assets from
  Operations                                                     $332,412,165


See notes to financial statements.


14 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS


                                             Six Months Ended      Year Ended
                                             January 31, 2007       July 31,
                                               (unaudited)            2006
                                             ----------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                           $  (15,793,068)   $  (45,721,957)
Net realized gain on investment
  transactions                                   145,616,893       842,636,072
Net change in unrealized
  appreciation/depreciation
  of investments                                 202,588,340      (871,749,841)
Net increase (decrease) in net assets
  from operations                                332,412,165       (74,835,726)

Capital Stock Transactions
Net decrease                                    (339,296,438)   (1,623,233,425)
Total decrease                                    (6,884,273)   (1,698,069,151)

Net Assets
Beginning of period                            2,787,804,480     4,485,873,631
End of period, (including accumulated
  net investment loss of ($15,793,068)
  and $0, respectively)                       $2,780,920,207    $2,787,804,480


See notes to financial statements.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 15


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


16 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 17


currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


18 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion, and .85% of the Fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $41,938 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,036,081 for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund's expenses were reduced by $326,535 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,794 from the sale of Class A shares and received $14,375, $244,490 and $19,694 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007 amounted to $2,194,510, of which $0 and $0, respec-


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 19


tively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b 1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A and Class R shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the average net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $187,220,297, $16,909,066, $21,079 and $19,604 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007, were as follows:

                                               Purchases           Sales
                                             --------------    --------------
Investment securities (excluding
  U.S. government securities)               $1,219,484,238    $1,640,613,570
U.S. government securities                              -0-               -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                   $641,184,982
Gross unrealized depreciation                                     (5,519,588)
Net unrealized appreciation                                     $635,665,394


20 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2007, the Fund had loaned securities with a value of $435,946,138 and received cash collateral which was invested in a money market fund valued at $447,291,548 as included in the accompanying portfolio of investments. For the six months ended January 31, 2007, the Fund earned fee income of $832,998 which is included in the accompanying statement of operations.


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                      January 31,    Year Ended     January 31,     Year Ended
                         2006          July 31,        2006           July 31,
                     (unaudited)        2006       (unaudited)          2006
                     ------------  ------------  --------------  --------------

Class A
Shares sold            2,497,629    15,506,453   $  49,525,856   $ 317,912,708
Shares converted
  from Class B         5,693,782     1,678,657     115,641,142      32,714,960
Shares issued in
  connection with
  the acquisition of
  AllianceBernstein
  Premier Growth
  Institutional Fund      92,337            -0-      1,929,670              -0-

Shares redeemed      (12,037,806)  (27,935,134)   (241,454,546)   (565,116,803)
Net decrease          (3,754,058)  (10,750,024)  $ (74,357,878)  $(214,489,135)


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 21


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                      January 31,    Year Ended     January 31,     Year Ended
                         2006          July 31,        2006           July 31,
                     (unaudited)        2006       (unaudited)          2006
                     ------------  ------------  --------------  --------------
Class B
Shares sold              612,709     2,254,439   $  10,954,548   $  41,239,914
Shares converted
  to Class A          (6,331,429)   (1,873,244)   (115,641,142)    (32,714,960)
Shares redeemed      (10,303,922)  (23,391,971)   (182,988,914)   (422,565,792)
Net decrease         (16,022,642)  (23,010,776)  $(287,675,508)  $(414,040,838)

Class C
Shares sold              395,999     1,385,102      $7,110,723     $25,732,425
Shares redeemed       (4,185,113)   (8,556,904)    (75,251,159)   (155,272,748)
Net decrease          (3,789,114)   (7,171,802)  $ (68,140,436)  $(129,540,323)

Advisor Class
Shares sold            1,588,848     2,552,875   $  33,126,247   $  53,420,574
Shares issued in
  connection with
  the acquisition of
  AllianceBernstein
  Premier Growth
  Institutional Fund     221,702            -0-      4,799,093              -0-
Shares redeemed         (887,426)  (47,327,598)    (18,372,067)   (933,899,836)
Net increase
  (decrease)             923,124   (44,774,723)  $  19,553,273   $(880,479,262)

Class R
Shares sold               10,746        96,728   $     215,761   $   1,988,768
Shares redeemed          (17,560)      (21,644)       (350,517)       (435,046)
Net increase
  (decrease)              (6,814)       75,084   $    (134,756)  $   1,553,722

Class K
Shares sold              125,573        85,118   $   2,508,493   $   1,730,424
Shares issued in
  connection with
  the acquisition of
  AllianceBernstein
  Premier Growth
  Institutional Fund       7,638            -0-        160,543              -0-
Shares redeemed          (75,663)         (634)     (1,591,719)        (12,648)
Net increase              57,548        84,484      $1,077,317      $1,717,776


22 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                      January 31,    Year Ended     January 31,     Year Ended
                         2006          July 31,        2006           July 31,
                     (unaudited)        2006       (unaudited)          2006
                     ------------  ------------  --------------  --------------
Class I
Shares sold            1,729,853       705,324   $  36,337,246   $  14,446,682
Shares issued in
  connection with
  the acquisition of
  AllianceBernstein
  Premier Growth
  Institutional Fund   3,071,687            -0-     64,802,657              -0-
Shares redeemed       (1,462,275)     (126,456)    (30,758,353)     (2,402,047)
Net increase           3,339,265       578,868   $  70,381,550   $  12,044,635


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 23


NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending Jully 31, 2007 will be determined at the end of the current fiscal year. As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                       $(8,234,225,261)(a)
Unrealized appreciation/(depreciation)                         387,816,231(b)
Total accumulated earnings/(deficit)                       $(7,846,409,030)

(a) On July 31, 2006, the Fund had a net capital loss carryforward of $8,234,225,261, of which $5,059,666,044 expires in the year 2009,
$2,082,402,414 expires in the year 2010 and $1,092,156,803 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $489,178,532 of capital loss carryforward during the year.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from underlying investments.


NOTE J

Acquisition of AllianceBernstein Premier Growth Institutional Fund by AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund")

On December 15, 2006, the Fund acquired all of the net assets of the AllianceBernstein Premier Growth Institutional Fund ("PGIF"), pursuant to a plan of reorganization approved by the shareholders of PGIF. On December 15, 2006, the acquisition was accomplished by a tax-free exchange of 3,393,364 shares of the Fund for 6,165,605 shares of PGIF. The aggregate net assets of the Fund and PGIF immediately before the acquisition were $2,820,945,651 and $71,691,963 (including $16,587,570 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $2,892,637,614.


NOTE K

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein



24 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 25


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late


26 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 27


with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE L

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be


28 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                     --------------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                            December 1,          Year Ended
                        January 31,                   Year Ended July 31,                    2002 to           November 30,
                           2007       -------------------------------------------           July 31,    ---------------------------
                        (unaudited)         2006            2005            2004             2003(a)           2002         2001
                     --------------------------------------------------------------------------------------------------------------
Net asset
  value,
  beginning
  of period             $ 18.56            $19.15          $16.28          $15.58             $15.07          $20.24       $29.51

Income From
  Investment
  Operations
Net investment
  loss(b)                  (.08)             (.19)           (.14)(c)        (.15)(c)(d)        (.10)           (.19)        (.19)
Net realized
  and unrealized
  gain (loss)
  on investment
  transactions             2.45              (.40)           3.01             .85                .61           (4.98)       (6.43)
Net increase
  (decrease)
  in net asset
  value from
  operations               2.37              (.59)           2.87             .70                .51           (5.17)       (6.62)

Less:
  Distributions
Distributions
  from net
  realized gain
  on investment
  transactions               -0-               -0-             -0-             -0-                -0-             -0-       (2.38)
Distributions
  in excess of
  net realized
  gain on
  investment
  transactions               -0-               -0-             -0-             -0-                -0-             -0-        (.27)
Total
  distributions              -0-               -0-             -0-             -0-                -0-             -0-       (2.65)
Net asset
  value, end
  of period             $ 20.93            $18.56          $19.15          $16.28             $15.58          $15.07       $20.24

Total Return
Total investment
  return based
  on net asset
  value(e)                12.77%            (3.08)%         17.63%           4.49%              3.38%         (25.54)%     (24.90)%

Ratios/
  Supplemental
  Data
Net assets,
  end of
  period (000's
  omitted)           $1,170,486        $1,107,602      $1,348,678      $1,550,292         $1,757,243      $2,098,623   $3,556,040
Ratio to
  average
  net assets
  of:
  Expenses,
    net of
    waivers/
    reimbursements         1.56%(f)(g)       1.54%(h)        1.50%           1.58%              1.89%(f)        1.73%        1.53%
  Expenses,
    before
    waivers/
    reimbursements         1.56%(f)(g)       1.54%(h)        1.53%           1.76%              1.89%(f)        1.73%        1.53%
  Net investment
    loss                   (.75)%(f)         (.92)%(h)       (.82)%(c)       (.90)%(c)(d)      (1.08)%(f)     (1.09)%        (.83)%
Portfolio
  turnover rate              44%               68%             56%             61%                60%             93%         135%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                      Class B
                     --------------------------------------------------------------------------------------------------------------
                      Six Months
                        Ended                                                            December 1,             Year Ended
                      January 31,                   Year Ended July 31,                    2002 to              November 30,
                         2007       -------------------------------------------           July 31,     ----------------------------
                      (unaudited)         2006            2005            2004             2003(a)           2002         2001
                     --------------------------------------------------------------------------------------------------------------
Net asset
  value,
  beginning
  of period              $16.62            $17.28          $14.80          $14.27             $13.88          $18.78       $27.76

Income From
  Investment
  Operations
Net investment
  loss(b)                  (.14)             (.30)           (.25)(c)        (.25)(c)(d)        (.16)           (.29)        (.35)
Net realized
  and unrealized
  gain (loss)
  on investment
  transactions             2.20              (.36)           2.73             .78                .55           (4.61)       (5.98)
Net increase
  (decrease)
  in net asset
  value from
  operations               2.06              (.66)           2.48             .53                .39           (4.90)       (6.33)

Less:
  Distributions
Distributions
  from net
  realized gain
  on investment
  transactions               -0-               -0-             -0-             -0-                -0-             -0-       (2.38)
Distributions
  in excess of
  net realized
  gain on
  investment
  transactions               -0-               -0-             -0-             -0-                -0-             -0-        (.27)
Total
  distributions              -0-               -0-             -0-             -0-                -0-             -0-       (2.65)
Net asset
  value, end
  of period              $18.68            $16.62          $17.28          $14.80             $14.27          $13.88       $18.78

Total Return
Total investment
  return based
  on net asset
  value(e)                12.39%            (3.82)%         16.76%           3.71%              2.81%         (26.09)%     (25.48)%

Ratios/
  Supplemental
  Data
Net assets,
  end of
  period (000's
  omitted)             $956,086        $1,117,481      $1,559,369      $1,871,308         $2,670,330      $3,080,955   $5,774,836
Ratio to
  average
  net assets
  of:
  Expenses,
    net of
    waivers/
    reimbursements         2.32%(f)(g)       2.30%(h)        2.25%           2.34%              2.65%(f)        2.47%        2.25%
  Expenses,
    before
    waivers/
    reimbursements         2.32%(f)(g)       2.30%(h)        2.28%           2.52%              2.65%(f)        2.47%        2.25%
Net investment
  loss                    (1.51)%(f)        (1.68)%(h)      (1.57)%(c)      (1.66)%(c)(d)      (1.84)%(f)      (1.84)%      (1.59)%
Portfolio
  turnover rate              44%               68%             56%             61%                60%             93%         135%


See footnote summary on page 36.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                      Class C
                     --------------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                         December 1,            Year Ended
                        January 31,                 Year Ended July 31,                   2002 to              November 30,
                           2007       -----------------------------------------           July 31,     ----------------------------
                        (unaudited)       2006            2005            2004            2003(a)           2002         2001
                     --------------------------------------------------------------------------------------------------------------
Net asset
  value,
  beginning
  of period              $16.68           $17.33         $14.83         $14.30            $13.90           $18.81        $27.80

Income From
  Investment
  Operations
Net investment
  loss(b)                  (.13)            (.30)          (.24)(c)       (.25)(c)(d)       (.16)            (.29)         (.35)
Net realized
  and unrealized
  gain (loss)
  on investment
  transactions             2.19             (.35)          2.74            .78               .56            (4.62)        (5.99)
Net increase
  (decrease)
  in net asset
  value from
  operations               2.06             (.65)          2.50            .53               .40            (4.91)        (6.34)

Less:
  Distributions
Distributions
  from net
  realized gain
  on investment
  transactions               -0-              -0-            -0-            -0-               -0-              -0-        (2.38)
Distributions
  in excess of
  net realized
  gain on
  investment
  transactions               -0-              -0-            -0-            -0-               -0-              -0-         (.27)
Total
  distributions              -0-              -0-            -0-            -0-               -0-              -0-        (2.65)
Net asset
  value, end
  of period              $18.74           $16.68         $17.33         $14.83            $14.30           $13.90        $18.81

Total Return
Total investment
  return based
  on net asset
  value(e)                12.35%           (3.75)%        16.86%          3.71%             2.88%          (26.10)%      (25.48)%

Ratios/
  Supplemental
  Data
Net assets,
  end of
  period (000's
  omitted)             $375,045         $396,990       $536,804       $666,851          $943,029       $1,116,314    $2,173,671
Ratio to
  average
  net assets
  of:
  Expenses,
    net of
    waivers/
    reimbursements         2.28%(f)(g)      2.26%(h)       2.22%          2.31%             2.62%(f)         2.45%         2.26%
  Expenses,
    before
    waivers/
    reimbursements         2.28%(f)(g)      2.26%(h)       2.25%          2.49%             2.62%(f)         2.45%         2.26%
  Net investment
    loss                  (1.47)%(f)       (1.65)%(h)     (1.53)%(c)     (1.62)%(c)(d)     (1.81)%(f)       (1.81)%       (1.59)%
Portfolio
  turnover rate              44%              68%            56%            61%               60%              93%          135%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Advisor Class
                     ----------------------------------------------------------------------------------------------------------
                        Six Months
                          Ended                                                          December 1,          Year Ended
                        January 31,                  Year Ended July 31,                    2002 to          November 30,
                           2007       ------------------------------------------------      July 31,     -------------------
                        (unaudited)        2006            2005            2004             2003(a)        2002         2001
                     ----------------------------------------------------------------------------------------------------------
Net asset
  value,
  beginning
  of period              $19.21           $19.76           $16.74         $15.97            $15.42        $20.65     $29.99

Income From
  Investment
  Operations
Net investment
  loss(b)                  (.05)            (.11)            (.09)(c)       (.10)(c)(d)       (.08)         (.14)      (.14)
Net realized
  and unrealized
  gain (loss)
  on investment
  transactions             2.54             (.44)            3.11            .87               .63         (5.09)     (6.55)
Net increase
  (decrease)
  in net asset
  value from
  operations               2.49             (.55)            3.02            .77               .55         (5.23)     (6.69)

Less:
  Distributions
Distributions
  from net
  realized gain
  on investment
  transactions               -0-              -0-              -0-            -0-               -0-           -0-     (2.38)
Distributions
  in excess of
  net realized
  gain on
  investment
  transactions               -0-              -0-              -0-            -0-               -0-           -0-      (.27)
Total
  distributions              -0-              -0-              -0-            -0-               -0-           -0-     (2.65)
Net asset
  value, end
  of period              $21.70           $19.21           $19.76         $16.74            $15.97        $15.42     $20.65

Total Return
Total investment
  return based
  on net asset
  value(e)                12.96%           (2.78)%          18.04%          4.82%             3.57%       (25.33)%   (24.72)%

Ratios/
  Supplemental
  Data
Net assets,
  end of
  period (000's
  omitted)             $191,519         $151,816       $1,040,894       $761,895           $793,162      $590,508   $510,603
Ratio to
  average
  net assets
  of:
  Expenses,
    net of
    waivers/
    reimbursements         1.26%(f)(g)      1.22%(h)         1.20%          1.28%             1.60%(f)      1.45%      1.25%
  Expenses,
    before
    waivers/
    reimbursements         1.26%(f)(g)      1.22%(h)         1.23%          1.46%             1.60%(f)      1.45%      1.25%
  Net investment
    loss                   (.44)%(f)        (.66)%(h)        (.53)%(c)      (.60)%(c)(d)      (.78)%(f)     (.79)%     (.59)%
Portfolio
  turnover rate              44%              68%              56%            61%               60%           93%       135%


See footnote summary on page 36.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 33



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                            Class R
                                                 --------------------------------------------------------------------
                                                 Six Months
                                                   Ended                                          November 3,
                                                January 31,          Year Ended July 31,          2003(i) to
                                                    2007       ------------------------------       July 31,
                                                (unaudited)         2006            2005              2004
                                                ---------------------------------------------------------------------
Net asset value, beginning of period              $18.49           $19.10          $16.25          $16.59

Income From Investment Operations
Net investment loss(b)                              (.08)            (.15)           (.17)(c)        (.20)(c)(d)
Net realized and unrealized gain (loss) on
  investment transactions                           2.44             (.46)           3.02            (.14)
Net increase (decrease) in net asset value
  from operations                                   2.36             (.61)           2.85            (.34)
Net asset value, end of period                    $20.85           $18.49          $19.10          $16.25

Total Return
Total investment return based on net
  asset value(e)                                   12.76%           (3.19)%         17.54%          (2.05)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $1,540           $1,492            $107             $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements           1.60%(f)(g)      1.55%(h)        1.59%            1.70%(f)
  Expenses, before waivers/reimbursements           1.60%(f)(g)      1.55%(h)        1.62%            1.95%(f)
  Net investment loss                               (.78)%(f)        (.75)%(h)       (.90)%(c)       (1.08)%(c)(d)(f)
Portfolio turnover rate                               44%              68%             56%              61%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class K
                                               ----------------------------------------------------
                                               Six Months
                                                 Ended                                   March 1,
                                              January 31,          Year Ended          2005(i) to
                                                  2007                July 31,          July 31,
                                              (unaudited)                2006             2005
                                              -----------------------------------------------------
Net asset value, beginning of period            $18.65               $19.19             $17.63

Income From Investment Operations
Net investment loss(b)                            (.04)                (.05)              (.04)
Net realized and unrealized gain (loss)
  on investment transactions                      2.46                 (.49)              1.60
Net increase (decrease) in
  net asset value from operations                 2.42                 (.54)              1.56
Net asset value, end of period                  $21.07               $18.65             $19.19

Total Return
Total investment return based on
  net asset value(e)                             12.98%               (2.82)%             8.85%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $3,004               $1,586                $11
Ratio to average net assets of:
  Expenses                                        1.22%(f)(g)          1.09%(h)           1.03%(f)
  Net investment loss                             (.37)%(f)            (.27)%(h)          (.48)%(f)
Portfolio turnover rate                             44%                  68%                56%


See footnote summary on page 36.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                       Class I
                                                ----------------------------------------------------
                                                Six Months
                                                  Ended                                   March 1,
                                               January 31,          Year Ended          2005(i) to
                                                   2007                July 31,          July 31,
                                               (unaudited)                2006             2005
                                               -----------------------------------------------------
Net asset value, beginning of period             $18.70               $19.20             $17.63

Income From Investment Operations
Net investment loss(b)                             (.01)                (.03)              (.02)
Net realized and unrealized gain (loss)
  on investment transactions                       2.55                 (.47)              1.59
Net increase (decrease) in
  net asset value from operations                  2.54                 (.50)              1.57
Net asset value, end of period                   $21.24               $18.70             $19.20

Total Return
Total investment return based on
  net asset value(e)                              13.58%               (2.61)%             8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $83,240              $10,837                $11
Ratio to average net assets of:
  Expenses                                          .91%(f)(g)           .92%(h)            .83%(f)
  Net investment loss                              (.09)%(f)            (.18)%(h)          (.27)%(f)
Portfolio turnover rate                              44%                  68%                56%


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                   Six Months Ended
                                    January 31, 2007
                                       (unaudited)
                                  -------------------
Class A                                  1.53%
Class B                                  2.30%
Class C                                  2.26%
Advisor Class                            1.23%
Class R                                  1.57%
Class K                                  1.20%
Class I                                  0.89%


(h)  The ratio includes expenses attributable to costs of proxy solicitation.

(i)  Commencement of distributions.


36 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David P. Handke, Jr.(2), Vice President
Syed J. Hasnain(2), Vice President
James G. Reilly(2), Vice President
Michael J. Reilly(2), Vice President
P. Scott Wallace(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered
Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Large Cap Growth Team. Messrs. Hasnain, Handke, James Reilly, Michael Reilly and Wallace are the investment professionals with the most significant responsibility for the day-to day management of the Fund's portfolio.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 37


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Management fees charged to institutional and other clients of the Adviser for like services;

  2.  Management fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.  Possible economies of scale as the Fund grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


38 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

               Net Assets             Advisory Fee
                02/28/06         Based on % of Average
Category        (million)          Daily Net Assets            Fund
-----------------------------------------------------------------------------
Growth         $3,554.5       75 bp on 1st $2.5 billion     Large Cap
                              65 bp on next $2.5 billion    Growth Fund, Inc.
                              60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets

                                                             As a % of Average
Fund                                          Amount         Daily Net Assets
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc                   $81,420              0.002%

Set forth below are the Fund's total expense ratios, calculated from the beginning of the Fund's fiscal year though the Fund's semi-annual period:

Fund                              Total Expense Ratio         Fiscal Year End
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.       Class A     1.73%              July 31
                                  Class B     2.48%           (ratios as of
                                  Class C     2.45%          January 31, 2006)
                                  Class R     1.73%
                                  Class K     1.42%
                                  Class I     1.09%
                                  Adv. Class  1.37%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 39


Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                    Net Assets    AllianceBernstein ("AB")       Effective     Fund
                     02/28/06      Institutional ("Inst.")        AB Inst.    Advisory
Fund                   ($MIL)          Fee Schedule              Adv. Fee      Fee(4)
---------------------------------------------------------------------------------------
Large Cap Growth     $3,554.5     Large Cap Growth                0.259%       0.718%
Fund, Inc.                        80 bp on 1st $25 million
                                  50 bp on next $25 million
                                  40 bp on next $50 million
                                  30 bp on next $100 million
                                  25 bp on the balance
                                  Minimum Account Size: $10 m


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


40 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. The following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.

Fund                            AVPS Portfolio          Fee Schedule
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.    Large Cap Growth    75 bp on first $2.5 billion
                               Portfolio           65 bp on next $2.5 billion
                                                   60 bp on the balance

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                                ACITM Mutual Fund                   Fee
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.     Alliance American Premier              0.95%
                                Growth - Hedge / Non-Hedge

                                Alliance American Premier              0.735%
                                Growth FVA(5)

                                Alliance American Premier              0.70%
                                Growth F / FB(5)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                        Sub-advised Fund            Fee Schedule
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.    Client #1(6)     0.60% on the first $1 billion
                                                0.55% on the next $500 million
                                                0.50% on the next $500 million
                                                0.45% on the next $500 million
                                                0.40% thereafter

                               Client #2        0.35% on first $50 million
                                                0.30% on next $100 million
                                                0.25% thereafter

                               Client #3        0.40% on first $300 million
                                                0.37% on next $300 million
                                                0.35% on next $300 million
                                                0.32% on next $600 million
                                                0.25% thereafter


(5)  This ACITM fund is privately placed or institutional.

(6)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 41


It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                Effective           Lipper
                                Management          Group
Fund                              Fee(8)            Median          Rank
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.        0.718             0.617          9/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same



(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


42 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                     Expense     Lipper        Lipper     Lipper        Lipper
                      Ratio       Group        Group     Universe      Universe
Fund                 (%)(11)    Median (%)     Rank      Median (%)      Rank
-------------------------------------------------------------------------------
Large Cap Growth
Fund, Inc.            1.496       1.182        12/12       1.324        80/113

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(11) The total expense ratio shown is for the Fund's Class A shares.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 43


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                         Amount Received
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.                                      $31,554

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                            12b-1 Fees Received            CDSC Received
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.         $26,976,096                 $1,458,084

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Portfolio in the most recent fiscal year:

Fund                                                             ABIS Fee(13)
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.                                      $11,188,540

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third


(12) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(13) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


44 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.
With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 45


The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended December 31, 2005:

Large Cap Growth Fund, Inc.         Group               Universe
------------------------------------------------------------------
     1 year                          2/12                10/134
     3 year                          4/12                31/120
     5 year                          8/12                64/104
     10 year                         5/8                  18/43

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark:(18)

                                      Periods Ending December 31, 2005
                                          Annualized Performance
-------------------------------------------------------------------------------
                                  1        3        5        10        Since
Fund                             Year     Year     Year     Year     Inception
-------------------------------------------------------------------------------
Large Cap Growth Fund, Inc.     14.15    14.86    -4.86    7.07        9.39

Russell 1000 Growth Index        5.26    13.23    -3.58    6.73        8.57


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: July 17, 2006


(14) The performance rankings are for the Class A shares of the Fund.

(15) The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(7) The performance returns shown are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


46 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 47


NOTES




48 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


LCG-0152-0107


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
     -----------     ----------------------
     12 (b) (1)      Certification of Principal Executive Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)      Certification of Principal Financial Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Large-Cap Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    March 30, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    March 30, 2007

By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    March 30, 2007